Exhibit (h)(xxix)

AMENDMENT NO. 2 TO FUND OF FUNDS INVESTMENT AGREEMENT

This Amendment No. 2 of the Fund of Funds Investment Agreement (the “Amendment”) dated as of September 25, 2026 (the “Effective Date”), is made between The Arbitrage Funds, on behalf of its series listed on Schedule A, severally and not jointly (each, the “Acquiring Fund”), and SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust , on behalf of each of its series listed on Schedule B, severally and not jointly (each, the “Acquired Fund” and together with the Acquiring Funds, the “Funds”).

WHEREAS, each of The Arbitrage Funds, SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust (the “Parties”) are parties to the Fund of Funds Investment Agreement (the “Agreement”) dated January 19, 2022, as amended; and

WHEREAS, the Parties desire to amend the Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the promises and mutual considerations contained herein, and intending to be legally bound hereby, the Parties agree as follows:

1.	Schedule A to the Agreement is hereby replaced in its entirety with the Schedule A attached hereto.

2.	Notwithstanding anything to the contrary in the Agreement, until November 27, 2026, any Acquiring Fund that was not listed on the Schedule A in effect immediately prior to this Amendment No. 2 is prohibited from making an initial acquisition of shares of any Acquired Fund in excess of the Section 12(d)(1)(A)(i) limits of the 1940 Act.

3.	Schedule B to the Agreement is hereby replaced in its entirety with the Schedule A attached hereto.

4.	All terms used and not otherwise defined herein shall have the same meaning ascribed to them in the Agreement between the parties hereto.

5.	All other terms, conditions, provisions, and sections of the Agreement shall remain in full force and effect.

6.	This Amendment may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute one and the same document.

Information Classification: General

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

Agreed and acknowledged:

SPDR SERIES TRUST

SPDR INDEX SHARES FUNDS

SSGA ACTIVE TRUST

(each on behalf of their series listed on Schedule B, severally and not jointly)

By:	/s/ Ann M.Carpenter

Name:	Ann M.Carpenter

Title:	President

[Remainder of page intentionally left blank; Acquiring Fund signature page follows]

Information Classification: General

THE ARBITRAGE FUNDS

(each on behalf of their series listed on Schedule A, severally and not jointly)

By:	/s/ Jon Hickey

Name:	Jon Hickey

Title:	Chief Financial Officer

Information Classification: General

SCHEDULE A

List of Acquiring Fund(s) to Which the Agreement Applies

The Arbitrage Funds

•	Arbitrage Fund
•	Water Island Event-Driven Fund
•	Water Island Credit Opportunities Fund
•	AltShares Merger Arbitrage ETF (added on 9/25/26)
•	AltShares Event-Driven ETF (added on 9/25/26)

Information Classification: General

Schedule B - List of Acquired Funds

SPDR Equity Index	Ticker	Trust
State Street SPDR MSCI ACWI ex-US ETF##	CWI	SPDR Index Shares Funds
State Street SPDR Dow Jones Global Real Estate ETF##	RWO	SPDR Index Shares Funds
State Street SPDR S&P International Dividend ETF##	DWX	SPDR Index Shares Funds
State Street SPDR S&P Global Natural Resources ETF##	GNR	SPDR Index Shares Funds
State Street SPDR S&P Global Infrastructure ETF##	GII	SPDR Index Shares Funds
State Street SPDR Portfolio Developed World ex-US ETF##	SPDW	SPDR Index Shares Funds
State Street SPDR Portfolio Emerging Markets ETF##	SPEM	SPDR Index Shares Funds
State Street SPDR S&P Emerging Asia Pacific ETF##	GMF	SPDR Index Shares Funds
State Street SPDR S&P China ETF##	GXC	SPDR Index Shares Funds
State Street SPDR S&P International Small Cap ETF##	GWX	SPDR Index Shares Funds
State Street SPDR S&P Emerging Markets Small Cap ETF##	EWX	SPDR Index Shares Funds
State Street SPDR S&P Emerging Markets Dividend ETF##	EDIV	SPDR Index Shares Funds
State Street SPDR Dow Jones International Real Estate ETF##	RWX	SPDR Index Shares Funds
State Street SPDR S&P North American Natural Resources ETF	NANR	SPDR Index Shares Funds
State Street SPDR S&P Global Dividend ETF##	WDIV	SPDR Index Shares Funds
State Street SPDR Portfolio MSCI Global Stock Market ETF##	SPGM	SPDR Index Shares Funds
State Street SPDR MSCI EAFE Fossil Fuel Reserves Free ETF##	EFAX	SPDR Index Shares Funds
State Street SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF##	EEMX	SPDR Index Shares Funds
State Street SPDR MSCI EAFE StrategicFactors ETF##	QEFA	SPDR Index Shares Funds
State Street SPDR MSCI Emerging Markets StrategicFactors ETF##	QEMM	SPDR Index Shares Funds
State Street SPDR MSCI World StrategicFactors ETF##	QWLD	SPDR Index Shares Funds
State Street SPDR MSCI ACWI Climate Paris Aligned ETF^##	NZAC	SPDR Index Shares Funds
State Street SPDR Portfolio Europe ETF##	SPEU	SPDR Index Shares Funds
State Street SPDR EURO STOXX 50 ETF##	FEZ	SPDR Index Shares Funds
State Street SPDR S&P 1500 Value Tilt ETF*	VLU	SPDR Series Trust
State Street SPDR S&P 1500 Momentum Tilt ETF*	MMTM	SPDR Series Trust
State Street SPDR US Large Cap Low Volatility Index ETF*	LGLV	SPDR Series Trust
State Street SPDR US Small Cap Low Volatility Index ETF*	SMLV	SPDR Series Trust
State Street SPDR Portfolio S&P 600 Small Cap ETF*	SPSM	SPDR Series Trust
State Street SPDR Portfolio S&P 500 High Dividend ETF*	SPYD	SPDR Series Trust
State Street SPDR NYSE Technology ETF*	XNTK	SPDR Series Trust
State Street SPDR S&P 600 Small Cap Growth ETF*	SLYG	SPDR Series Trust
State Street SPDR Portfolio S&P 500 Growth ETF*	SPYG	SPDR Series Trust
State Street SPDR Portfolio S&P 500 Value ETF*	SPYV	SPDR Series Trust
State Street SPDR Dow Jones REIT ETF*	RWR	SPDR Series Trust
State Street SPDR Global Dow ETF*	DGT	SPDR Series Trust
State Street SPDR Portfolio S&P 1500 Composite Stock Market ETF*	SPTM	SPDR Series Trust
State Street SPDR S&P Homebuilders ETF*	XHB	SPDR Series Trust
State Street SPDR S&P 600 Small Cap Value ETF*	SLYV	SPDR Series Trust
State Street SPDR S&P Semiconductor ETF*	XSD	SPDR Series Trust
State Street SPDR ICE Preferred Securities ETF*	PSK	SPDR Series Trust
State Street SPDR S&P Aerospace & Defense ETF*	XAR	SPDR Series Trust
State Street SPDR S&P Health Care Equipment ETF*	XHE	SPDR Series Trust
State Street SPDR S&P Health Care Services ETF*	XHS	SPDR Series Trust
State Street SPDR S&P Biotech ETF*	XBI	SPDR Series Trust

Information Classification: Limited Access

State Street SPDR S&P Software & Services ETF	XSW	SPDR Series Trust

State Street SPDR S&P Oil & Gas Equipment & Services ETF*	XES	SPDR Series Trust
State Street SPDR S&P Oil & Gas Exploration & Production ETF*	XOP	SPDR Series Trust
State Street SPDR S&P Pharmaceuticals ETF*	XPH	SPDR Series Trust
State Street SPDR S&P Retail ETF*	XRT	SPDR Series Trust
State Street SPDR S&P Transportation ETF*	XTN	SPDR Series Trust
State Street SPDR S&P Regional Banking ETF*	KRE	SPDR Series Trust
State Street SPDR S&P Telecom ETF*	XTL	SPDR Series Trust
State Street SPDR Portfolio S&P 500 ETF*	SPYM**	SPDR Series Trust
State Street SPDR Portfolio S&P 400 Mid Cap ETF*	SPMD	SPDR Series Trust
State Street SPDR S&P 400™ Mid Cap Value ETF*	MDYV	SPDR Series Trust
State Street SPDR S&P 400 Mid Cap Growth ETF*	MDYG	SPDR Series Trust
State Street SPDR S&P Bank ETF*	KBE	SPDR Series Trust
State Street SPDR S&P Insurance ETF*	KIE	SPDR Series Trust
State Street SPDR S&P Capital Markets ETF*	KCE	SPDR Series Trust
State Street SPDR S&P Dividend ETF*	SDY	SPDR Series Trust
State Street SPDR S&P Metals & Mining ETF*	XME	SPDR Series Trust
State Street SPDR Russell 1000 Yield Focus ETF*	ONEY	SPDR Series Trust
State Street SPDR Russell 1000 Momentum Focus ETF*	ONEO	SPDR Series Trust
State Street SPDR Russell 1000 Low Volatility Focus ETF*	ONEV	SPDR Series Trust
State Street SPDR MSCI USA Gender Diversity ETF*	SHE	SPDR Series Trust
State Street SPDR FactSet Innovative Technology ETF*	XITK	SPDR Series Trust
State Street SPDR S&P Kensho Intelligent Structures ETF* (2/23/2027 liquidation date)	SIMS	SPDR Series Trust
State Street SPDR S&P Kensho Future Security ETF*	FITE	SPDR Series Trust
State Street SPDR S&P Kensho Smart Mobility ETF* (2/3/2027 liquidation date)	HAIL	SPDR Series Trust
State Street SPDR S&P Kensho New Economies Composite ETF*	KOMP	SPDR Series Trust
State Street SPDR S&P Kensho Final Frontiers ETF*	ROKT	SPDR Series Trust
State Street SPDR S&P 500 Fossil Fuel Reserves Free ETF*	SPYX	SPDR Series Trust
State Street SPDR S&P Kensho Clean Power ETF*	CNRG	SPDR Series Trust
State Street SPDR MSCI USA StrategicFactorsSM ETF*	QUS	SPDR Series Trust
State Street SPDR S&P 500 ESG ETF*	EFIV	SPDR Series Trust
Added 2/28/2022
State Street SPDR S&P SmallCap 600 ESG ETF* (liquidated 5/18/2026)	ESIX	SPDR Series Trust
State Street SPDR MSCI USA Climate Paris Aligned ETF* (liquidated 5/18/2026)	NZUS	SPDR Series Trust
Added November 30, 2023
State Street SPDR Portfolio S&P Sector Neutral Dividend ETF*	SPDG	SPDR Series Trust
Added 8/31/2024
State Street SPDR S&P Emerging Markets Ex-China ETF^^	XCNY	SPDR Series Trust
State Street SPDR Bloomberg Enhanced Roll Yield Commodity Strategy No K-1 ETF+	CERY	SPDR Series Trust
Added 5/29/2026
State Street SPDR Portfolio Nasdaq 100 ETF	QNDX	SPDR Series Trust
Added 8/28/2026
State Street SPDR UC Investments 90/10 Endowment Strategy Index ETF	UCBG	SPDR Series Trust

Information Classification: Limited Access

SPDR Fixed Income	Ticker	Trust
State Street Ultra Short Term Bond ETF*	ULST	SSGA Active Trust
State Street SPDR Portfolio Intermediate Term Treasury ETF*	SPTI	SPDR Series Trust
State Street SPDR Portfolio Long Term Treasury ETF*	SPTL	SPDR Series Trust
State Street SPDR Portfolio TIPS ETF*	SPIP	SPDR Series Trust
State Street SPDR Bloomberg High Yield Bond ETF*	JNK	SPDR Series Trust
State Street SPDR Bloomberg International Treasury Bond ETF^^	BWX	SPDR Series Trust
State Street SPDR FTSE International Government Inflation-Protected Bond ETF^^	WIP	SPDR Series Trust
State Street SPDR Bloomberg Emerging Markets Local Bond ETF^^	EBND	SPDR Series Trust
State Street SPDR Portfolio Mortgage Backed Bond ETF*	SPMB	SPDR Series Trust
State Street SPDR Portfolio Intermediate Term Corporate Bond ETF*	SPIB	SPDR Series Trust
State Street SPDR Portfolio Long Term Corporate Bond ETF*	SPLB	SPDR Series Trust
State Street SPDR Bloomberg Convertible Securities ETF*	CWB	SPDR Series Trust
SPDR Bloomberg Barclays Short Term International Treasury Bond ETF	BWZ	SPDR Series Trust
State Street SPDR Portfolio Short Term Corporate Bond ETF*	SPSB	SPDR Series Trust
SPDR Bloomberg Barclays International Corporate Bond ETF	IBND	SPDR Series Trust
State Street SPDR Portfolio Corporate Bond ETF*	SPBO	SPDR Series Trust
State Street SPDR Bloomberg Investment Grade Floating Rate ETF*	FLRN	SPDR Series Trust
State Street SPDR Portfolio Aggregate Bond ETF*	SPAB	SPDR Series Trust
State Street SPDR Portfolio Short Term Treasury ETF*	SPTS	SPDR Series Trust
State Street SPDR Bloomberg Short Term High Yield Bond ETF*	SJNK	SPDR Series Trust
State Street SPDR Bloomberg 1-10 Year TIPS ETF*	TIPX	SPDR Series Trust
State Street SPDR Portfolio High Yield Bond ETF*	SPHY	SPDR Series Trust
State Street SPDR Bloomberg 1-3 Month T-Bill ETF*	BIL	SPDR Series Trust
State Street SPDR Bloomberg 3-12 Month T-Bill ETF*	BILS	SPDR Series Trust
State Street SPDR Bloomberg Emerging Markets USD Bond ETF*	EMHC	SPDR Series Trust
Added 2/28/2022
State Street SPDR MarketAxess Investment Grade 400 Corporate Bond ETF* (liquidated 5/18/2026)	LQIG	SPDR Series Trust
Added 5/31/2024
State Street SPDR Portfolio Treasury ETF*	SPTB	SPDR Series Trust
Added 8/29/2025
State Street SPDR Portfolio Ultra Short T-Bill ETF	SPTU	SPDR Series Trust
Added 1/12/2026
State Street SPDR S&P Leveraged Loan ETF	LVLN	SPDR Series Trust
Added 8/31/2024
State Street My2026 Corporate Bond ETF#	MYCF	SSGA Active Trust
State Street My2027 Corporate Bond ETF#	MYCG	SSGA Active Trust
State Street My2028 Corporate Bond ETF#	MYCH	SSGA Active Trust
State Street My2029 Corporate Bond ETF#	MYCI	SSGA Active Trust
State Street My2030 Corporate Bond ETF#	MYCJ	SSGA Active Trust
State Street My2031 Corporate Bond ETF#	MYCK	SSGA Active Trust
State Street My2032 Corporate Bond ETF#	MYCL	SSGA Active Trust
State Street My2033 Corporate Bond ETF#	MYCM	SSGA Active Trust
State Street My2034 Corporate Bond ETF#	MYCN	SSGA Active Trust

Information Classification: Limited Access

State Street My2026 Municipal Bond ETF#	MYMF	SSGA Active Trust
State Street My2027 Municipal Bond ETF#	MYFG	SSGA Active Trust
State Street My2028 Municipal Bond ETF#	MYFH	SSGA Active Trust
State Street My2029 Municipal Bond ETF#	MYFI	SSGA Active Trust

State Street My2030 Municipal Bond ETF#	MYFJ	SSGA Active Trust
Added 8/29/2025
State Street My2035 Corporate Bond ETF#	MYCO	SSGA Active Trust
State Street My2031 Municipal Bond ETF#	MYMK	SSGA Active Trust
Added 11/26/2025
State Street My2027 High Yield Corporate Bond ETF	MYHA	SSGA Active Trust
State Street My2028 High Yield Corporate Bond ETF	MYHB	SSGA Active Trust
State Street My2029 High Yield Corporate Bond ETF	MYHC	SSGA Active Trust
State Street My2030 High Yield Corporate Bond ETF	MYHD	SSGA Active Trust
State Street My2031 High Yield Corporate Bond ETF	MYHE	SSGA Active Trust
Added 8/28/2025
State Street My2036 Corporate Bond ETF	MYCP	SSGA Active Trust
State Street My2032 Municipal Bond ETF	MYML	SSGA Active Trust
State Street My2032 High Yield Corporate Bond ETF	MYHF	SSGA Active Trust

SPDR Sub-Advised	Ticker	Trust
State Street Blackstone Senior Loan ETF*	SRLN	SSGA Active Trust
State Street DoubleLine Total Return Tactical ETF*	TOTL	SSGA Active Trust
State Street DoubleLine Emerging Markets Fixed Income ETF* (liquidated 7/27/2026)	EMTL	SSGA Active Trust
State Street SPDR Nuveen ICE Short Term Municipal Bond ETF*	SHM	SPDR Series Trust

State Street SPDR Nuveen ICE Municipal Bond ETF*	TFI	SSGA Active Trust
State Street SPDR Nuveen ICE High Yield Municipal Bond ETF*	HYMB	SPDR Series Trust
State Street Nuveen Municipal Bond ETF* (2/23/2027 liquidation date)	MBND	SPDR Series Trust
Added 2/28/2022:
State Street Nuveen Municipal Bond ESG ETF* (liquidated 5/18/2026)	MBNE	SSGA Active Trust

^^ Fund names were changed as of 4/30/2026

+Fund names were changed as of 3/31/2026

## Fund names were changed as of 1/31/2026

^Fund Name and ticker were changed as of 4/22/2022

*Fund name change effective October 31, 2025

**Ticker Change effective October 31, 2025

#Fund name change effective 12/30/2025

Information Classification: Limited Access